UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 30, 2009
PSB GROUP, INC.
(Exact name of registrant as specified in its charter)

Michigan (State or other jurisdiction of incorporation)	000-50301 (Commission File No.)	42-1591104 (IRS Employer Identification No.)

1800 East Twelve Mile Road, Madison Heights, Michigan 48071
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (248) 548-2900
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.
     On September 28, 2009, Peoples State Bank, (the “Bank”), a wholly-owned subsidiary of PSB Group Inc., (“Company”) entered into a Stipulation and consent to the Issuance of an Order to Cease and Desist with the Federal Deposit Insurance Corporation, and the Office of Financial and Insurance Regulation for the state of Michigan (“OFIR”). The Order to Cease and Desist was dated and became effective on September 28, 2009. (“Order”)
Prior to the issuance of the Order, the Bank’s Board and management had already commenced initiatives and strategies to address the issues noted in the Order. The Bank continues to work in cooperation with its regulators and expects to satisfy all of the points contained in the Order. The Bank continues to pursue plans to increase capitalization through a combination of capital raising efforts, which include conventional efforts in public and private markets.
The Order requires the Bank to take action in the following areas:
▪	The Bank shall have and retain Qualified Management.

▪	The Board of directors shall assume full responsibility for the approval of sound policies and objectives and for the supervision of all of the Bank’s activities.

▪	Increase the Bank’s level of Tier 1 capital as a percentage of total assets to at least 8 percent.

▪	Charge off any loans classified as “loss”.

▪	Prohibit the extension of credit to borrowers that have had loans with the Bank that were classified “substandard”, “doubtful” or “special mention” without prior Board approval.

▪	Prohibit the extension of credit to borrowers that have had loans charged off or classified as “loss” in exam reports.

▪	The Bank may not declare or pay any cash dividend without prior written consent of the FDIC and OFIR.

▪	Prior to submission or publication of all Reports of Condition, the Board shall review the adequacy of the Bank’s Allowance for Loan and Lease Losses, (“ALLL”).

▪	Within 30 days of the effective date of this ORDER, the Bank shall eliminate and/or correct all violations of law, rule, and regulations.

▪	Within 60 days from the effective date of this ORDER, the Bank shall correct all deficiencies in the loans listed for “Special Mention”.

▪	Prepare and submit progress reports the FDIC and OFIR.
The FDIC order will remain in effect until modified or terminated by the FDIC and OFIR.
The Bank expects to serve its customers in all areas including making loans, establishing lines of credit, accepting deposits and processing banking transactions.
The description of the Order and the Stipulation and Consent set forth in this Item 8.01 is qualified in its entirety by reference to the Order and Stipulation and Consent, a copy of which is attached as Exhibit 99.1 hereto and is incorporated by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d)	Exhibits

Exhibit Number

99.1	Order of Stipulation and Consent

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PSB GROUP, INC.
Dated: October 30, 2009	By:	/s/ David A. Wilson
David A. Wilson
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Order of Stipulation and Consent